Exhibit 99.1

ION receives shareholder approval for bond restructuring transactions

HOUSTON – February 23, 2021 – ION Geophysical Corporation (NYSE: IO) today announced that, during a special meeting held earlier today, the Company’s shareholders voted to approve all three proposals submitted in its January 22nd Proxy.  98% of votes cast were in favor of the bond restructuring transactions, 96% were in favor of the associated increase to our available shares of common stock, and 79% were in favor of replenishing the Company’s long-term incentive plan.  The Company remains on track to execute the bond restructuring transactions and associated rights offering in early April.

“On behalf of ION, I would like to thank our shareholders for their important support of our proposals, enabling us to take a critical step closer to completing the bond restructuring transactions,” commented Chris Usher, ION’s President and Chief Executive Officer.  “This is a key milestone in our timeline to complete these transactions and reestablish a healthy platform for post-pandemic recovery and continued strategy execution.”

About ION

Leveraging innovative technologies, ION delivers powerful data-driven decision-making to offshore energy, ports and defense industries, enabling clients to optimize operations and deliver superior returns. Learn more at iongeo.com.

Contacts:
ION (Investor relations)

Executive Vice President and Chief Financial Officer
Mike Morrison, +1 281.879.3615
mike.morrison@iongeo.com

ION (Media relations)

Vice President, Communications
Rachel White, +1 281.781.1168
rachel.white@iongeo.com

Registration statements relating to the securities to be offered in the exchange offer and the rights offering in connection with the restructuring transactions have been filed with the Securities and Exchange Commission, but have not yet become effective.  These securities may not be sold nor may offers to buy be accepted prior to the time the registration statements become effective.  This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction.  The exchange offer and the rights offering will be made only by means of a prospectus.  Copies of each such prospectus, when they become available, will be distributed, as applicable, to our bondholders and shareholders and may also be obtained free of charge at the website maintained by the SEC at or by contacting the appropriate agent for the offerings.  Contact information for such agents will be provided when available.

The information herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements may include information and other statements that are not of historical fact.  Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.  These risks and uncertainties include the risks associated with the timing and development of ION Geophysical Corporation's products and services; pricing pressure; decreased demand; changes in oil prices; agreements made or adhered to by members of OPEC and other oil producing countries to maintain production levels; the COVID-19 pandemic; our ability to complete the Restructuring Transactions and other related matters in a timely manner, if at all; and political, execution, regulatory, and currency risks.  For additional information regarding these various risks and uncertainties, see our Form 10-K for the year ended December 31, 2020, filed on February 12, 2021, and our Forms S-1 and S-4, filed on January 29, 2021 and amended on February 12, 2021.  Additional risk factors, which could affect actual results, are disclosed by the Company in its filings with the Securities and Exchange Commission ("SEC"), including its Form 10-K, Form 10-Qs and Form 8-Ks filed during the year.  The Company expressly disclaims any obligation to revise or update any forward-looking statements.